UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2014

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 25, 2014, we entered into a Stock Purchase and Sale Agreement (the “Stock Purchase Agreement”) with Clearview Battenfeld Acquisition Company LLC, a Delaware limited liability company (“Clearview”), and the members and optionholders of Clearview set forth therein (collectively, the “Members”), pursuant to which we will acquire (the “Transaction”) all of the issued and outstanding stock of Battenfeld Acquisition Company Inc., a Delaware corporation (“Battenfeld”), including its wholly owned subsidiary, Battenfeld Technologies, Inc., a Missouri corporation (“BTI”).

Pursuant to the terms of the Stock Purchase Agreement, we will acquire all of the issued and outstanding stock of Battenfeld for an aggregate of $130.5 million in cash, subject to certain adjustments as set forth in the Stock Purchase Agreement. The Transaction, which is expected to close in mid- to late December, is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Stock Purchase Agreement contains other provisions, covenants, representations, and warranties made by us, Clearview, and the Members that are typical in transactions of this size, type, and complexity.

A copy of the Stock Purchase Agreement is attached hereto as Exhibit 2.9 and is incorporated by reference into this Item 1.01. The foregoing description of the Stock Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Stock Purchase Agreement. The Stock Purchase Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about us, Clearview, Battenfeld, BTI, or the Members. In particular, the assertions embodied in the representations and warranties contained in the Stock Purchase Agreement are qualified by information in confidential disclosure schedules provided in connection with the signing of the Stock Purchase Agreement. These confidential disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Stock Purchase Agreement. Moreover, certain representations and warranties in the Stock Purchase Agreement were used for the purpose of allocating risk between us, Clearview, and the Members rather than for establishing matters of fact. Accordingly, readers should not rely on the representations and warranties in the Stock Purchase Agreement as characterizations of the actual state of facts about us, Clearview, or the Members.

Reference is made to Item 2.03 of this Current Report on Form 8-K. The disclosure contained in Item 2.03 and the information contained in Exhibit 10.104(a) attached hereto are hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Transaction disclosed in Item 1.01 above, we and certain of our domestic subsidiaries entered into a first amendment, dated as of November 25, 2014, to our existing credit agreement with the lenders and TD Bank, N.A. as administrative agent (the “First Amendment”). We originally entered into our existing credit agreement on August 15, 2013, as disclosed in our Form 8-K filed with the Securities and Exchange Commission on August 19, 2013 (the “Credit Agreement”).

The First Amendment increases the existing line of credit available from our lenders to $125.0 million from $75.0 million as a result of our partial exercise of the accordion feature of the Credit Agreement, which allowed us to increase our line of credit by an amount not to exceed $100.0 million. We otherwise remain subject to the terms of the Credit Agreement, as amended by the First Amendment.

A copy of the First Amendment is attached hereto as Exhibit 10.104(a) and is incorporated by reference into this Item 2.03. The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment. The First Amendment has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about us. In particular, the assertions embodied in the bring down of the representations and warranties contained in the Credit Agreement are qualified by information in confidential disclosure schedules provided by us in connection with the signing of the First Amendment. These confidential disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Credit Agreement. Moreover, certain representations and warranties in the Credit Agreement were used for the purpose of allocating risk between us and the lenders rather than for establishing matters of fact. Accordingly, readers should not rely on the representations and warranties in the Credit Agreement as characterizations of the actual state of facts about us.

Item 8.01.	Other Events.

On November 26, 2014, we issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

2.9*	Stock Purchase and Sale Agreement, dated November 25, 2014, by and among Smith & Wesson Holding Corporation, Clearview Battenfeld Acquisition Company LLC, and the Members named therein

10.104(a)	First Amendment to Credit Agreement, dated as of November 25, 2014, by and among Smith & Wesson Holding Corporation, Smith & Wesson Corp., the guarantors, the lenders, and TD Bank, N.A. as administrative agent and swingline lender

99.1	Press release from Smith & Wesson Holding Corporation, dated November 26, 2014, entitled “Smith & Wesson Holding Corporation to Acquire Battenfeld Technologies, Inc.”

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2014	SMITH & WESSON HOLDING CORPORATION

	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

2.9*	Stock Purchase and Sale Agreement, dated November 25, 2014, by and among Smith & Wesson Holding Corporation, Clearview Battenfeld Acquisition Company LLC, and the Members named therein

10.104(a)	First Amendment to Credit Agreement, dated as of November 25, 2014, by and among Smith & Wesson Holding Corporation, Smith & Wesson Corp., the guarantors, the lenders, and TD Bank, N.A. as administrative agent and swingline lender

99.1	Press release from Smith & Wesson Holding Corporation, dated November 26, 2014, entitled “Smith & Wesson Holding Corporation to Acquire Battenfeld Technologies, Inc.”

*	Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.